Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The Multi Asset Fund (the “Fund”)

Supplement dated June 19, 2019 to the Prospectus and the Statement of Additional

Information (“SAI”), each dated November 29, 2018

1.            Effective immediately, all references to the ticker for Class K shares termed as ‘BGBKK’ are revised and restated as ‘BGBKX’ for the Prospectus and the SAI.

2.            Patrick Edwardson is expected to retire from the Manager and cease to serve as Portfolio Manager for the Fund effective on or about May 1, 2020.  Therefore, effective immediately, the first row in the table in the section titled “The Multi Asset Fund Team” under “Investment Team” in the Prospectus is restated as follows:

Patrick Edwardson BSc in Banking and international Finance (1993) Cass Business School

Joined Baillie Gifford in 1993 and became a Partner of Baillie Gifford in 2005. Mr. Edwardson has worked in both the Fixed Income Team and the UK Equity Team. In 2007, Mr. Edwardson began initial development of our Diversified Growth product and is Head of the Multi Asset Team.

Mr. Edwardson has been a member of the team since the Fund’s inception in 2018.

Mr. Edwardson is expected to retire from the Manager and cease to serve as Portfolio Manager for the Fund effective on or about May 1, 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE